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                                                                    EXHIBIT 99.1

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Roy W. Spradlin, Chairman, President, and CEO of U.S. Physical Therapy, Inc. (the "Company") and J. Michael Mullin, Chief Financial Officer of the Company, certify that:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                /s/ Roy Spradlin
                ------------------------------------
                Name:  Roy W. Spradlin
                Title: Chairman, President and CEO
                Date:  May 15, 2003


                /s/ J. Michael Mullin
                ------------------------------------
                Name:  J. Michael Mullin
                Title: Chief Financial Officer
                Date:  May 15, 2003


This certification is made solely pursuant to the requirement of Section 1350 of 18 U.S.C., and is not for any other purpose.




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